UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 13, 2019

JMP Group LLC

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36802	47-1632931
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Montgomery Street, Suite 1100, San Francisco, California 94111
(Address of Principal Executive Offices, including zip code)

415-835-8900
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☒	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Shares representing limited liability company interests in JMP Group LLC	JMP	New York Stock Exchange

JMP Group Inc. 8.00% Senior Notes due 2023		New York Stock Exchange

JMP Group Inc. 7.25% Senior Notes due 2027		New York Stock Exchange

Item 8.01. Other Events.

On May 13, 2019, JMP Group LLC, a Delaware limited liability company (“JMP” or the “Company”) issued a press release announcing that on May 16, 2019, it plans to launch a tender offer (the “Tender Offer”) to repurchase for cash up to 3,000,000 shares representing limited liability company interests in JMP (the “Shares”). In connection with the Tender Offer, JMP will file a tender offer statement on Schedule TO (the “Schedule TO”) with the Securities and Exchange Commission (the “SEC”).

Item 9.01          Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press Release issued by the Company, dated May 13, 2019.

Additional Information and Where to Find It

The Tender Offer described herein has not yet commenced. This Form 8-K and the attached press release are for informational purposes only, are not a recommendation to buy or sell Shares, and do not constitute an offer to buy or the solicitation to sell Shares. The Tender Offer will be made only pursuant to the Offer to Purchase, Letter of Transmittal and related materials that JMP expects to file with the SEC. Shareholders should read carefully the Offer to Purchase, Letter of Transmittal and related materials because they contain important information, including the various terms of, and conditions to, the Tender Offer. Once the Tender Offer is commenced, shareholders will be able to obtain a free copy of the Schedule TO, the Offer to Purchase, Letter of Transmittal and other documents that JMP will be filing with the SEC at the SEC’s website at www.sec.gov or the investor information section of JMP’s website at www.jmpg.com.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JMP Group LLC

Date: May 13, 2019	By:	/s/ Raymond Jackson
Raymond Jackson
Chief Financial Officer